Before you invest, please review the Fund’s prospectus, which contains more information  about the Fund and its risks. You can find the prospectus and other information at www.arielinvestments.com/prospectusandreports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com.  The Fund’s full prospectus and statement of additional information, dated February 1, 2013 (as supplemented September 30, 2013), are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Ariel Discovery Fund pursues long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	3.93%	3.78%
Total annual operating expenses1	5.18%	4.78%
Less fee waiver or expense reimbursement	(3.68)%	(3.53)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50%	1.25%
1
Ariel Investments, LLC (“Ariel” or the “Adviser”) is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class and 1.25% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2014.

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Discovery Fund.  It assumes the Fund earned an annual return of 5% each year, the Fund's operating expenses remain the same and that you redeem your shares at the end of each time period.  The example reflects contractual fee waivers and expense reimbursements through September 30, 2014.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Your actual expenses may be greater or less than the amounts shown.

Expense example
	Investor Class	Institutional Class
1-year	$153	$127
3-year	$471	$394
5-year	$1,577	$1,428
10-year	$4,324	$4,032

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENTS STRATEGY

Ariel Discovery Fund invests primarily in common stocks of companies with market capitalizations under $2 billion, measured at the time of initial purchase.  Over time, the market capitalizations for the Fund's portfolio companies may change.

The essence of the Fund's strategy is a combination of patience and stock selection.  The Fund seeks to hold investments for a relatively long period of time–generally five years.  As long as a portfolio company otherwise meets the Fund's investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in companies which trade at low price-to-book ratios and have strong balance sheets.  The Fund only buys when Ariel believes these businesses are selling at deep discounts to their intrinsic value.

Individual company valuations will be based on assets and/or earnings power.  Flexibility in determining the proper valuation metric for a given company will be a key component of the Fund's strategy.  We believe this approach creates a portfolio of well-researched stocks.  The Fund is managed on a dynamic basis as companies which approach fair value are likely to be sold and replaced by those with deeper discounts to intrinsic value.  The Fund may hold cash when values are difficult to identify.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.  We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Discovery Fund is a diversified fund that generally will not hold more than 50 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective.  You could lose money by investing in this Fund.  The principal risks are:

●
Small capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market.  The performance of such stocks could also be more volatile. Small capitalization companies often have less predictable earnings, more limited product lines and markets and more limited financial and management resources.

●	The general level of stock prices could decline.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance.  The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year.  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and indices that reflect the market sectors in which the Fund invests.  The bar chart and table provide some indication of the risks of investing in the Fund.  To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435.  The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

2   SUMMARRY PROSPECTUS

Average annual total returns as of December 31, 2012
	1-year	Since inception (01/31/11)
Investor Class return before taxes	15.65%	2.17%
Investor Class return af ter taxes on distributions	15.65%	2.17%
Investor Class return af ter taxes on distributions and sale of fund shares	10.17%	1.85%
Institutional Class return before taxes1	16.09%	2.38%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	16.00%	7.92%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	18.05%	5.85%
1
The inception date for the Institutional Class shares is December 30, 2011.  Performance information  for the Institutional  Class prior to that date reflects the actual performance of the Fund’s Investor  Class (and uses the actual expenses of the Investor  Class, for such period of time), without  any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

David M. Maley, Lead Portfolio  Manager since inception

Kenneth E. Kuhrt, CPA, Portfolio Manager since inception

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem Fund shares on any business day by written request, via online, wire transfer by telephone or through a financial intermediary.  Investors may exchange Fund shares by written request, via online, by telephone or through a financial intermediary.  You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial investment for Investor Class shares is $1,000.  The minimum initial investment for Institutional Class shares is $1,000,000.  The minimum subsequent investment in the Fund for all share classes is $100.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALER AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ARIEL DISCOVERY FUND  3

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

312.726.0140 phone
800.292.7435 toll-free

arielinvestments.com
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Slow and steady wins the race.	DISCOVERY SUMPRO (1,000) ©09/13 AI–08